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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): June 1, 2006


                              LAS VEGAS SANDS CORP.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
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          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
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   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        Las Vegas Sands Corp. ("LVSC") has appointed Robert P. Rozek, 45, as the Senior Vice President and Chief Financial Officer of LVSC and its subsidiaries, effective on June 8, 2006. Mr. Rozek also will serve as the principal accounting officer of LVSC. From April 2005 until he joined LVSC, Mr. Rozek was the Director & Vice President of Finance Operations and Vice President, Corporate Finance Group of Eastman Kodak Company. From December 2003 until March 2005, Mr. Rozek served as the Director & Vice President, Finance, Europe, Middle East and Africa Region, Digital and Film Imaging Systems and Eastman Kodak S.A. at Eastman Kodak Company. From June 2001 until November 2003, Mr. Rozek was the Corporate Controller at Eastman Kodak Company. Prior to joining Eastman Kodak Company, Mr. Rozek was a partner in the Boston office of PricewaterhouseCoopers LLP.

        In connection with Mr. Rozek's appointment, LVSC and its wholly-owned subsidiary, Las Vegas Sands, LLC (collectively with LVSC, the "Company"), entered into an employment agreement with Mr. Rozek on June 1, 2006. The employment agreement is effective as of June 8, 2006 and expires on December 31, 2009, with automatic one-year extension rights unless any party gives notice of his or its intention not to extend the employment agreement at least 120 days prior to the expiration of the initial or any renewal term of the employment agreement.

        Pursuant to the employment agreement, Mr. Rozek will have such powers, duties and responsibilities as are generally associated with his office, as may be modified or assigned to him by the Company's Chief Executive Officer and subject to the supervision of the Company's Chief Executive Officer and its Board of Directors.

        Under the employment agreements, Mr. Rozek will receive an initial annual base salary of $500,000, and will also receive:

    o an annual bonus based on the attainment of certain performance targets pursuant to the Company's Executive Cash Incentive Plan; and

    o annual grants of options and, subject to the attainment of certain performance targets, restricted stock awards, pursuant, in each case, to the Company's 2004 Equity Award Plan (the "2004 Plan").

        Mr. Rozek also will be entitled to receive other employee benefits generally made available to the Company's employees.

        In the event of a termination of Mr. Rozek's employment for cause (as defined in his employment agreement) or a voluntary termination by Mr. Rozek (other than for good reason), all salary and benefits will immediately cease (subject to any requirements of law).

        In the event of a termination of Mr. Rozek's employment by the Company without cause or a voluntary termination by Mr. Rozek for good reason (as defined in his employment agreement) other than during the two year period following a change in control (as defined in the 2004 Plan), the Company will be obligated to pay or provide Mr. Rozek with:

    o his salary for the rest of the term of his employment agreement, subject to reduction if Mr. Rozek becomes employed elsewhere;

    o   a pro rata annual bonus at the time the bonus would normally be paid;

    o full vesting of all unvested options and restricted stock outstanding on the date of termination; and

    o continued health and welfare benefits for the remainder of the term of his employment agreement (or, if earlier, until Mr. Rozek receives health and welfare coverage with a subsequent employer).

        In the event of a termination of Mr. Rozek's employment by the Company without cause or a termination by Mr. Rozek for good reason within the two-year period following a change in control, the Company will be obligated to pay or provide Mr. Rozek with:

    o a lump sum payment of two times his salary for the year of termination;

    o full vesting of all unvested options and restricted stock awards outstanding on the date of termination;

    o   a pro rata annual bonus for the year of termination; and

    o   continued   health  and  welfare  benefits  for  two  years  following termination (or, if earlier, until he receives health and welfare coverage with a subsequent employer).

        In the case of a termination of Mr. Rozek's employment due to his death or disability (as defined in his employment agreement), he will be entitled to receive:

    o continued payments of salary, less any applicable disability short term insurance payments, for a period of twelve months following the date of termination;

    o accelerated vesting of options and restricted stock awards such that all such options and awards that would have vested during the twelve month period following the date of termination will become vested as of the date of termination; and

    o a pro rata annual bonus payable at the time the bonus would normally be paid.

        If Mr. Rozek terminates his employment on or after the last day of a fiscal year but before the actual grant date of the restricted stock award for that fiscal year, he will be granted a fully vested award for that fiscal year on the date the award would have otherwise been made (and subject to the applicable performance target being achieved) equal to the number of shares he would have been awarded multiplied by the following applicable percentage:

    o 0% if the termination was for cause or a voluntary termination (other than for good reason or retirement);

    o   33 1/3% if the termination was due to death or disability; and

    o 100% if the termination is by the Company without cause or by Mr. Rozek for good reason.

        Mr. Rozek's employment agreement may not be amended, changed or modified except by a written document signed by each of the parties.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        The information required by this Item relating to the appointment of Mr. Rozek as LVSC's Senior Vice President and Chief Financial Officer is incorporated by reference from Item 1.01. Mr. Rozek was appointed on June 7, 2006. The appointment is effective on June 8, 2006.

        On June 8, 2006, Scott Henry will cease to be the Chief Financial Officer of LVSC. Effective on June 8, 2006, Mr. Henry will become the Senior Vice President, Finance and will continue to report to the Chief Executive Officer of LVSC.

        On June 7, 2006, LVSC issued a press release announcing Mr. Rozek's appointment as its Senior Vice President and Chief Financial Officer and Mr. Henry's appointment as its Senior Vice President, Finance. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

             EXHIBIT
             NUMBER        DESCRIPTION
             -------       -----------
               99.1        Press Release, dated June 7, 2006.



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 7, 2006


                                    LAS VEGAS SANDS CORP.



                                    By: /s/ Sheldon G. Adelson
                                        ---------------------------------
                                    Name:   Sheldon G. Adelson
                                    Title:  Chairman of the Board and
                                            Chief Executive Officer



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EXHIBIT INDEX


EXHIBIT
 NUMBER       DESCRIPTION
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  99.1        Press Release, dated June 7, 2006.